Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as general counsel, vice president corporate development of MacroChem Corporation (the “Company”), does hereby certify that to the undersigned’s knowledge:

1)             Company’s report on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange Commission (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)             the information contained in the Company’s Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David P. Luci
David P. Luci President & Chief Business Officer (Principal Financial Officer)

Dated:    May 14, 2008

A signed original of this written statement required by Section 906 has been provided to MacroChem Corporation and will be retained by MacroChem Corporation and furnished to the Securities and Exchange Commission or its staff upon request.